UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

August 26, 2013

CYCLONE URANIUM CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	0-17386	88-0227654
State of	Commission File	IRS Employer
Incorporation	Number	Identification No.

2186 S. Holly St., Suite 104

Denver, CO  80222

Address of principal executive offices

303-800-0678

Telephone number, including

Area code

_____________________________

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

An event of default occurred under the Secured Promissory Note dated August 31, 2012 between the Company and BOCO Investments, LLC (the “Note”) on August 26, 2013 when the Company failed to pay all amounts then due and owing under the Note.  The amount of the Note is $418,986.22 and is secured by all of the property of the Company.  Additionally, the Note is secured by pledges of Company common stock from James Baughman, Maria Baughman and Publican Capital Corporation and Purcell Group LLC.  BOCO Investments, LLC has issued a letter foreclosing on the pledge by Purcell Group LLC for a total number of shares of Company common stock of 10,526,316.

SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYCLONE URANIUM CORPORATION By: /s/ James G. Baughman James G. Baughman President and Chief Executive Officer

Dated: August 30, 2013